Targeting Ferroptosis to Iron Out Resistant Cancers

Forward-Looking Statement

This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding Hillstream BioPharma, Inc.'s (the "Company" or "Hillstream") strategy, future operations, future financial position, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words "anticipate," "believe," "continue," "could," "depends," "estimate," "expect," "intend," "may," "ongoing," "plan," "potential," "predict," "project," "target," "should," "will," "would," and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements. In addition, the forward-looking statements included in this presentation represent the Company's views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation.

The Company has filed a registration statement (including a preliminary prospectus) with the SEC for the offering to which this presentation relates. Before you invest, you should read the preliminary prospectus in that registration statement and the other documents the Company has filed with the SEC for more complete information about the Company and the offering. You may get these documents for free by visiting the SEC's website at www.sec.gov. Alternatively, the Company or any underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it from ThinkEquity LLC at 17 State Street, New York, NY 10004, Attention: Prospectus Department; or by calling (877) 436-3673 or emailing prospectus@think-equity.com.

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The Company has filed with the SEC a registration statement (File No. 333-259821) including a preliminary prospectus for the offering to which this presentation relates, but such registration statement has not been declared effective. Before you invest, you should read the preliminary prospectus in that registration statement, including the "Risk Factors" set forth therein, and the documents filed as exhibits to the registration statement for more complete information about the Company and the offering.

Hillstream BioPharma Overview

A Targeted Oncology Biotech Company

Ferroptosis
Emerging New Anti-cancer Mechanism of Action

HSB-1216: Positive Clinical Pilot Study
Lead Drug with Clinical Pilot Study 71% response rate*
Orphan Drug Designation granted

Quatramer Tumor Targeting Platform
Delivers small molecule, antibodies, DNA/mRNA

Multiple Inflection Points Ahead
Over the next 12-18 months

Experienced Team with Successful Record
Track Record of Successful Value Creation & Innovation

DANA-FARBER CANCER INSTITUTE
HARVARD MEDICAL SCHOOL

*Using the active chemical moiety of HSB-1216

Experienced Leadership with a Successful Track Record

Randy Milby
CEO & Chairman

- Randy is a highly experienced biopharmaceutical executive
- CEO of CorMedix, Inc. (Nasdaq: CRMD)
- Senior executive across marketing and operations at DuPont and DuPont Merck
- Equity research analyst at Goldman, Sachs & Co. covering the biotechnology sector
- Bristol-Myers Squibb
- Captain, US Army Medical Service Corps.

Surender Kharbanda, Ph.D.
Chief Founding Scientist

- Dr. Kharbanda 30+ years of drug discovery & development experience; Head of discovery at ILEX (acquired By Genzyme)
- With over 200 publications in peer reviewed journals, he has discovered novel mechanisms of cancer development and metastasis (mucins/ glycoproteins)
- Dr. Kharbanda is also a co-founder of Genus Oncology, Inc. focused on therapeutics against MUC-1

Leonard Mazur
Director

- Executive Chairman of the Board of Directors and Secretary of Citius Pharma (Nasdaq: CTXR)
- Secretary of Citius' majority-owned subsidiary NoveCite, Inc.
- Accomplished and seasoned biopharma executive with multiple successful start-ups and successful exits.
- Co-founded Akrimax, Triax and Genesis Pharmaceutical

Lynne Bui, M.D.
Director

- President, Chief Executive Officer and member of the board of directors of Khloris Biosciences, Inc.
- Board-certified hematologist oncologist, seasoned entrepreneur, angel investor and drug developer.
- Led clinical development from preclinical IND to Phase 1 to 3 registration for multiple drugs in oncology.
- Senior level positions Exelixis. Onyx Pharmaceuticals, and Intellikine

World-Class Scientific Advisory Board

Donald Kufe, M.D.	• Distinguished Physician, Dana Farber Cancer Institute • Professor of Medicine, Harvard Medical School. Leader of DF/HCC Development Therapeutics. • Member of NCI Investigational Drug Steering Committee • NCI Moonshot Immuno-oncology Translational Network	DANA-FARBER CANCER INSTITUTE; HARVARD MEDICAL SCHOOL
Kwok-Kin Wong, M.D., Ph.D.	• Prof., Oncology, Dept. of Medicine • Director, Division of Hematology and Medical Oncology	DANA-FARBER CANCER INSTITUTE; NYU School of Medicine NYU LANGONE MEDICAL CENTER
Joseph Paul Eder, M.D.	• Prof. of Medicine, Yale Cancer Center • Dev. Therapeutics – Ph. 1 program	Yale CANCER CENTER; AstraZeneca
Harpal Singh, Ph.D.	• Professor of Biomedical Engineering, IIT-Delhi • Published >150 publications and numerous patents	Indian Institute of Technology Delhi
Jonathan Rayner, Ph.D.	• Associate Professor, Microbiology and Immunology, • Dir., Laboratory of Infectious Diseases	USA; SR SOUTHERN RESEARCH; ALPHAVAX

Paul Richardson, M.D.	• Director of Clinical Research, Jerome Lipper Multiple Myeloma Center at Dana Farber • Prof. of Med., Harvard Med. School	DANA-FARBER CANCER INSTITUTE; HARVARD MEDICAL SCHOOL
Surender Kharbanda, Ph.D.	• 30+ years of drug discovery & development experience • Head of discovery at ILEX (acq. By Genzyme) • CSO, Genus Oncology	DANA-FARBER CANCER INSTITUTE; ILEX ONCOLOGY; GENUS ONCOLOGY - THE MUC1 COMPANY; HARVARD MEDICAL SCHOOL
Richard Stone, M.D.	• Prof. of Medicine at Harvard Medical School • Chief of Staff & Dir. of Translational Research in the Leukemia Division	DANA-FARBER CANCER INSTITUTE; HARVARD MEDICAL SCHOOL
David Weaver, Ph.D.	• CSO, FemtoDX • Head, Translational Medicine, Biomarkers at Verastem (Nasdaq: VSTM); On-Q-ity, DNAR, DIAMED	FemtoDx; Verastem Oncology; HARVARD MEDICAL SCHOOL
Scott Dixon, Ph.D.	• Associate Professor, Biology, Stanford University • Faculty Fellow of Stanford's ChEM-H initiative • Member, Stanford Cancer Institute	STANFORD UNIVERSITY

HSB-1216: Mechanism, Clinical Data, Market Size

Using Ferroptosis, HSB-1216 Targets Drug-Resistant Cancer Cells



Iron is Dysregulated in Tumor Cells
Significantly increased LIP in tumor cells w/ metastaic potential & stemness
HSB-1216 Decreases LIP in All Tumor Cells
Fe utilization
Metastatic potential
Chemo sensitive tumor cells
Tumor mass
Chemo resistant tumor cell
Plasticity
Stemness potential
Fe storage
Metastatic potential
Increased Labile Iron Pool (LIP)
Significantly Increased Labile Iron Pool (LIP)
HSB-1216



Extracellular
CD44
Cytoplasm
Fe2+
HSB-1216
Labile Iron Pool (LIP)
Lysosomal Iron Sequestration
Mitochondrial respiration
Ferroptosis / IMCD
Reactive Oxygen Species (ROS)
Nucleus

By Inducing Ferroptosis, HSB-1216 Targets Chemo-resistant Tumors with *significantly* increased LIP

HSB-1216 ↓ Chemo-Resistant Tumors in pre-clinical models*

Drug-Resistant Small Cell Lung Cancer Model


SOC Chemotherapy
IC50 Log Value
32
16
8
4
2
1
0.5
0.25
0.125
SAL
HSB-1216
IRI
CIS
SAL
HSB-1216
IRI
CIS

Small Cell Lung Cancer Mouse Model


Control
HSB-1216 Once Weekly IP
Doses Once weekly 5 mg/kg IP
Tumor Volume (mm³)
2000
1500
1000
500
0
1
4
8
11
15
18
21
25
29
32
Days

HSB-1216 once weekly shows potent single agent activity

Hillstream BIOPHARMA

*NCI-H69 SCLC Xenograft Nude Mouse Model
AACR; Cancer Res 2020;80(16 Suppl):Abstract # 491

Single Agent Activity with HSB-1216* in Clinical Pilot Study

Triple Negative Breast Cancer (TNBC)


4 cm
4 cm

- ➢ **Marked regression of tumor mass**
- ➢ **Tumor markers ↓ in serum: (i) CA15-3 (-50%), (ii) CEA (-70%)**

- ***71% response rate* in solid tumors patients*** *(5 pts. with partial response)*
- First-in-man pilot clinical trial in Germany (7 pts.) with metastatic
  - Breast
  - Ovarian
  - Head and neck cancers

  Tumor and metastatic regression were observed clinically
- 5/7 cases showed cancer regression of heavily pre-treated and therapy-resistant tumor types

*Using the active chemical moiety of HSB-1216

HSB-1216: Clinical Development Strategy

Phase 1a/b Trial
Study the PK / PD as well as safety with escalating doses

Solid Tumors (*heavily pre-treated*)
Including TNBC, small cell lung, met. Prostate (CRPC) and others

Endpoints (*primary & exploratory*)
Safety, efficacy (ORR%), key biomarkers, PK / PD

Trial Design (*expansion study*)
Single arm, open label

Near-term Milestones
PK / PD readout

Key Oncology Markets Targeted: Double to $11 Billion by 2028

- Small Cell Lung Cancer (SCLC)
- Triple Negative Breast Cancer (TNBC)
- Met. Castration Resistant Prostate Cancer (Met. CRPC)



$5 Bn
SCLC, $0.9
TNBC, $1.3
Met. CRPC, $3.0

2021



$9 Bn
SCLC, $1.3
TNBC, $2.9
Met. CRPC, $5.0

2025



$11 Bn
SCLC, $1.6
TNBC, $4.8
Met. CRPC, $4.8

2028

Source: Clarivate/DRG

Pipeline Drugs with Novel MoA & Focused on Unmet Medical Needs

	Candidate	Mechanism	Indication	Pre-clinical	IND Enabling	Phase 1	Phase 2
	**HSB-1216**[1]	Ferroptosis / Iron Mediated Cell Death (IMCD) *Orphan Drug Designation (ODD)*	Solid tumors	Clinical Pilot Study →			
	**HSB-888**[2]	Synthetic Lethality HSB-1216 & novel anthracycline *Orphan Drug Designation (ODD)*	Sarcomas	→			
	**HSB-510**[3] *(NCATS-NIH CRADA)*	Targets PI3K-delta & HDAC6 (inhibits *c-myc*)	Solid tumors & Lymphomas	→			
	**HSB-114**[4]	TNF-alpha DNA	Metastatic Soft Tissue Sarcoma	→			

[1]Clinical Pilot Study conducted in Germany
[2]Approved without Quatramer technology ex-US
[3]NCATS: National Center for Advancing Translational Sciences; CRADA: Cooperative Research and Development Agreement
[4]TNF-alpha sequence used in TNFerade (Genvec/Precigen)

Quatramer: Tumor-Targeting Platform

QUATRAMER Tumor-Targeting Platform: Small Mol. to Biologics


PAYLOAD

Small Molecules

Ferroptosis inducers such as HSB-1216, HSB-510 (PI-3K (delta)/HDAC6), Degradation inhibitors, BCL-2 inhibitors

mRNA / DNA

TNF-alpha, IL-2, IL-15, IL-12

Peptides & Proteins

Large peptides BCL-2, MCL-1 and MUC1-C and several large proteins such as scFv's

Multiple Payloads

DNA, mRNA, small molecules, proteins and antibodies possible

ADNCs (antibody-drug *nano-conjugate*)

Systems can deliver greater toxin (DAR* >100) to tumors vs. ADCs

QUATRAMER: Tumor-Targeting Platform's Superior Attributes


DRUG
DRUG
Lactic acid
Drug
P-gp inhibitor
(poloxamer)
Quatramers in endosomes
with acidic pH (4.5-5.5)
Biodegradation
Breakdown into known
components
(already characterized)

1	SIZE	Between 70-100 nm which allows it to be taken up PREFERENTIALLY by the leaky vasculature of the tumor
2	EPR	Enhanced permeability & retention Selectively accumulates in TME
3	STEALTH	Hydrophobic Core Prolonged Circulation; Extended Release; More payload loading
4	EFFLUX	Blocks Drug Efflux Pumps Suppress P-gp/MDR; Reverse Cancer Resistance; Re-sensitize to Cancer Therapy
5	TUNABLE	With Payload Versatility Tune Platform depending upon Payload; Can Deliver Variety of Anti-Cancer Agents
6	↓ TOXICITY	Substantial Reduction in Toxicity Slow Release; Drug in the Core; Less Diffusion of Drug in Circulation; Minimal Off-target Effects

TridentAI: Ferroptomics:

NexGen Target Discovery Platform & Patient Stratification

TridentAI Targets, Stratifies Patients / Discover NexGen Targets


Cancer Patients
TRIDENT
Synthetic Lethal Sensitivity
Degree of Plasticity
High probability of response
Moderate probability of response
Low probability of response

- Using TridentAI, biomarkers measured in patient blood / biopsy samples
- the degree of plasticity for a specific patient,
- Informing about patient's sensitivity to inhibition / activation of the synthetically lethal target and potential probability of successful treatment

- Quatramer's tuneability & versatility allows for discovery of therapies against nexgen drug targets
- In vivo and human data fuels TridentAI to generate novel targets
- CRISPR leads discovery of Quatramer-based drugging of novel target to specific tumors

World-class Partners and Collaborators

NIH National Center for Advancing Translational Sciences

DANA-FARBER CANCER INSTITUTE

ARDENA

Minotaur THERAPEUTICS

UMASS MEDICAL SCHOOL

USA UNIVERSITY OF SOUTH ALABAMA

Indian Institute of Technology Delhi

Growing Patent Estate*

- Patents allowed / granted: 21
- Patents pending: 25
- Extensive portfolio with protection through 2036
- Orphan Drug Designations granted for HSB-1216 and HSB-888

* As of November 30, 2021

Multiple Infection Points over 12-18 months

HSB-1216
Quatramer-based Novel Ferroptosis / Iron Mediated Cell Death (IMCD)
(Solid Tumors)

2020
HSB-1216: Orphan Drug Designation (ODD)
Pre-IND FDA Response

2021 2H
Response from FDA for CMC Pre-IND HSB-1216

2022 1H
Toxicology / IND enabling

2022 2H
HSB-1216: Start POC Trial First Patient In

2022 2H
HSB-1216: Initial data POC and Submit IND

2023
HSB-1216: Phase 1 trial

HSB-888
Quatramer-based Ultra-low Dose CT + Novel Ferroptosis / IMCD Mechanism
(Sarcomas)

Hillstream: A Targeted Oncology Biotechnology Company

Ferroptosis
Emerging Anti-cancer Mechanism of Action

Team
DANA-FARBER CANCER INSTITUTE
HARVARD MEDICAL SCHOOL

Track Record of Successful Value Creation & Innovation

HSB-1216
Lead Drug: + Clinical Pilot Study
71% response rate*
Orphan Drug Designation

TridentAI
Ferroptomics: NexGen Target Discovery Platform & Patient Stratification

Quatramer
PAYLOAD

Tumor-Targeting Platform delivers small mol., antibodies, DNA / mRNA

Milestones
Multiple inflections points over 12-18 months

*Clinical pilot study in Germany using the active chemical moiety of HSB-1216

Hillstream: A Targeted Oncology Biotech Company



Hillstream BIOPHARMA

Thank You